United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 22, 2004

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

1-9396
(Commission File Number)

Delaware	86-0498599
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 1.01. Entry Into a Material Definitive Agreement.

Entry Into a Material Definitive Agreement.

On December 16, 2004, the stockholders of Fidelity National Financial, Inc. (the “Company” or “FNF”) approved the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan (the “2004 Plan”), pursuant to a proposal that was submitted to the stockholders for approval at the Company’s 2004 Annual Meeting of Stockholders.

Key terms of the 2004 Plan are as follows:

Administration. The 2004 Plan will be administered by the Compensation Committee or other committee selected by the Board, any of which we refer to as the committee.

Eligibility. Employees, directors, consultants, and advisors of the Company and its subsidiaries who are selected from time to time by the committee may be granted awards under the 2004 Plan; provided, however, that only employees may receive incentive stock options.

Awards. The 2004 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares, performance units, other stock-based awards and dividend equivalents.

Shares Subject to the 2004 Plan. The maximum number of shares that may be delivered under the 2004 Plan is 12,500,000, plus the number of shares subject to prior plan awards that are outstanding as of the effective date of the 2004 Plan and that are deemed not delivered under the prior plans because (i) the shares are subject to a prior plan award that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery of shares; (ii) the shares are held back, tendered or returned to cover the exercise price or tax withholding obligations with respect to a prior plan award; or (iii) the shares have been issued in connection with an award of restricted stock under a prior plan that is canceled or forfeited prior to vesting or the award is settled in cash, causing the shares to be returned to the Company. Shares subject to awards granted under the 2004 Plan that are not delivered, held back, tendered or returned for any of the reasons described in clauses (i), (ii) or (iii) in the preceding sentence also will be available for future grants. A “prior plan” is a plan of the Company or a subsidiary under which stock options or other stock-based awards are outstanding as of the effective date of the 2004 Plan, other than a stock-incentive plan assumed by the Company in its acquisition of InterCept, Inc. (the “InterCept Plans”). No future awards will be granted under the prior plans or the InterCept Plans.

The maximum number of shares that may be issued under the 2004 Plan in connection with “full-value awards” ( i.e., awards other than (i) stock options, (ii) stock appreciation rights or (iii) other awards for which the participant pays the grant date intrinsic value) is 8,000,000 shares. If settlement of a full-value award results in the delivery of shares in excess of this limit, the aggregate number of shares available for awards other than full-value awards will be reduced by 3 shares for each excess share delivered.

The following limitations are applicable to awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The maximum number of shares with respect to which performance-based options, stock appreciation rights (or SARs), restricted stock, restricted stock units, performance shares, and other stock-based awards may be granted under the 2004 Plan in any one fiscal year to any one participant shall be 4,000,000, 4,000,000, 2,000,000, 2,000,000, 2,000,000 and 2,000,000 shares, respectively. The maximum performance-based compensation that can be paid pursuant to performance units granted under the 2004 Plan in any one fiscal year to any one participant shall be $25,000,000 or a number of shares having an aggregate fair market value not in excess of such amount. The maximum performance-based dividend or dividend equivalent that may be paid in any one fiscal year to any one participant shall be $2,000,000. The committee retains the discretion to grant awards that exceed these limits in situations where compliance with the performance-based exception is not desired.

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary dividend, stock split, reverse stock split, split-up, spin-off, share combination, share exchange, or any change in corporate structure affecting the Company’s common stock, the committee may, in its discretion, adjust the number and kind of shares that may be delivered under the 2004 Plan, the maximum number of shares or payments that may be awarded to any one participant in any one fiscal year, the number and kind of shares that are subject to outstanding awards, the exercise price, grant price or other price of shares subject to outstanding awards, the performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards to prevent dilution or enlargement of rights. In the event an extraordinary cash dividend is made to the Company’s stockholders, the committee may distribute cash to holders of outstanding awards in lieu of making equitable adjustments to their awards.

Change in Control. The 2004 Plan provides that, except as otherwise provided in a participant’s award agreement, upon the occurrence of a change in control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, any and all outstanding stock options and SARs granted under the 2004 Plan will become immediately exercisable, any restriction imposed on restricted stock, restricted stock units, and other awards granted under the 2004 Plan will lapse, and any and all performance shares, performance units, and other awards granted under the 2004 Plan with performance conditions will be deemed earned at the target level, or, if no target level is specified, the maximum level. The committee may, in its discretion, specify in a participant’s award agreement that outstanding stock options and SARs shall be automatically cashed out upon a change in control.

For purposes of the 2004 Plan, “change in control” means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company. The 2004 Plan provides that a spin-off of one or more subsidiaries or business units of the Company will not constitute a change in control.

Repricings. Stock options granted under the 2004 Plan may not be repriced. Adjustments to the terms of stock options pursuant to the 2004 Plan’s adjustment provision (described above) made in connection with a merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary dividend or other event described in the adjustment provision shall not constitute a repricing.

Additional information regarding the 2004 Plan can be found on pages 7 through 13 of our proxy statement filed on Schedule 14A with the Securities and Exchange Commission on November 15, 2004.

The following nonqualified stock options were granted, subject to stockholder approval of the 2004 Plan, on October 15, 2004 at an exercise price of $36.60 per share. The options have a maximum term of eight years and vest in thirds with one-third vesting on each of October 15, 2005, October 15, 2006 and October 15, 2007. Each option grant was evidenced by an option agreement substantially in the form attached hereto as Exhibit 99.2:

Name	Title	Number of Options
William P. Foley II	Chairman and Chief Executive Officer	1,000,000
Frank P. Willey	Vice Chairman	16,250
Raymond R. Quirk	President	150,000
Alan L. Stinson	Chief Financial Officer	150,000
Ernest D. Smith	Executive Vice President	150,000
Brent B. Bickett	Executive Vice President	150,000

Modification of Material Agreement.

Additionally, the stockholders of the Company approved proposals to amend and restate the (i) Fidelity National Financial, Inc. Amended and Restated 2001 Stock Incentive Plan (the “2001 Plan”), (ii) Fidelity National Financial, Inc. Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”) and the (iii) Fidelity National Financial, Inc. 1987 Stock Option Plan (the “1987 Plan”), pursuant to proposals that were submitted to the stockholders for their approval at the Company’s 2004 Annual Meeting of Stockholders.

Amendment of 2001 Plan. The 2001 Plan was amended and restated to:

•	clarify and broaden the 2001 Plan’s anti-dilution provision to give effect to the intended purpose of the provision;

•	give the committee greater discretion in determining if and what equitable adjustments will be made under the anti-dilution provision;

•	give the committee the authority to grant options and other awards that do not automatically accelerate upon a change in control;

•	clarify that a modification of outstanding awards to reduce the exercise price or purchase price below 100% of fair market value on the date of grant made pursuant to the plan’s anti-dilution provision does not violate the plan’s prohibition on reduction of exercise or purchase prices;

•	eliminate a provision that provides for the automatic increase in the number of shares available for issuance under the 2001 Plan on the date of each annual meeting of the Company’s stockholders; and

•	provide that no additional awards may be granted under the 2001 Plan.

Amendment of 1998 Plan. The 1998 Plan was amended and restated to:

•	clarify and broaden the 1998 Plan's anti-dilution provision to give effect to the intended purpose of the provision;

•	give the committee greater discretion in determining if and what equitable adjustments will be made under the anti-dilution provision;

•	give the committee the authority to grant options and other awards that do not automatically accelerate upon a change in control;

•	clarify that a modification of outstanding awards to reduce the exercise price or purchase price below 100% of fair market value on the date of grant made pursuant to the plan’s anti-dilution provision does not violate the plan’s prohibition on reduction of exercise or purchase prices;

•	eliminate a provision that provides for the automatic increase in the number of shares available for issuance under the 1998 Plan on the date of each annual meeting of the Company’s stockholders; and

•	provide that no further awards may be granted under the 1998 Plan.

Amendment of 1987 Plan. The 1987 Plan was amended and restated to:

•	clarify and broaden the 1987 Plan’s anti-dilution provisions to give effect to the intended purpose of the provisions; and

•	give the Board (or designated committee) greater discretion in determining if and what equitable adjustments will be made under the anti-dilution provisions;

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1	—	2004 Omnibus Incentive Plan
Exhibit 99.2	—	Notice of Stock Option Grant
Exhibit 99.3	—	Amended and Restated 2001 Stock Incentive Plan
Exhibit 99.4	—	Amended and Restated 1998 Stock Incentive Plan
Exhibit 99.5	—	1987 Stock Option Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
Dated: December 22, 2004	By:	/s/ Alan L. Stinson
Alan L. Stinson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	2004 Omnibus Incentive Plan
99.2	Notice of Stock Option Grant
99.3	Amended and Restated 2001 Stock Incentive Plan
99.4	Amended and Restated 1998 Stock Incentive Plan
99.5	1987 Stock Option Plan